UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 12, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C40
(Central Index Key Number 0002104401)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-06	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 8.01.	Other Events.

On February 12, 2026, Barclays Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2026-5C40, Commercial Mortgage Pass-Through Certificates, Series 2026-5C40 (the “Certificates”). The Certificates will consist of the classes (each, a “Class”) designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), KeyBanc Capital Markets Inc. (“KeyBanc”), Deutsche Bank Securities Inc. (“DBSI”), SG Americas Securities, LLC (“SGAS”), Goldman Sachs & Co. LLC (“GS&Co.”), Natixis Securities Americas LLC (“Natixis Securities”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, CGMI, UBS Securities, KeyBanc, DBSI, SGAS, GS&Co., Natixis Securities and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 22, 2026, among the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

The Private Certificates were sold to Barclays, KeyBanc, UBS Securities, DBSI, CGMI, GS&Co., SGAS, Natixis Securities, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 22, 2026, among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C40 (the “Issuing Entity”), a common law trust fund to be formed on February 12, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Barclays Capital Real Estate Inc., Argentic Real Estate Finance 2 LLC, German American Capital Corporation, KeyBank National Association, Goldman Sachs Mortgage Company, UBS AG New York Branch, LMF Commercial, LLC, Citi Real Estate Funding Inc., Societe Generale Financial Corporation and Natixis Real Estate Capital LLC.

On February 12, 2026, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $757,200,000.00. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $9,744,035.29, were approximately $767,156,252.91. Of the expenses paid by the Registrant, approximately $104,569.32 were paid directly to affiliates of the Registrant, $45,374.96 in the form of fees were paid to the Underwriters, $113,437.39 were paid to or for the Underwriters and $9,480,653.62 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: January 26, 2026) and in the Prospectus, dated January 22, 2026 and as filed with the Securities and Exchange

Commission on January 26, 2026. The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

Argentic Real Estate Finance 2 LLC, in its capacity as retaining sponsor, is satisfying its credit risk retention obligations under Section 15G of the Securities Exchange Act of 1934, as amended, in connection with the securitization of the Mortgage Loans referred to above through the purchase by (i) Argentic Securities Holdings 2 Cayman Limited, a majority-owned affiliate of Argentic Real Estate Finance 2 LLC, from the underwriters on the closing date, of (i) an “eligible vertical interest”, in the form of certificates representing approximately 2.9100% of the initial certificate balance or notional amount or percentage interest, as applicable, of each class of certificates (other than the Class R certificates) and (ii) an “eligible horizontal residual interest” consisting of the Class F-RR and Class G-RR certificates (excluding the portion of such classes that are part of the eligible vertical interest) for $18,608,378 representing approximately 2.1522% of the fair market value of all classes of certificates (other than the Class R certificates).

If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $43,230,484, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R certificates), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Preliminary Prospectus dated January 16, 2026 and as filed with the Securities and Exchange Commission on January 16, 2026 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2026.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2026	BARCLAYS COMMERCIAL MORTGAGE
SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt
Title: Chief Executive Officer